Operating segments	12 Months Ended
Dec. 31, 2018
Disclosure Of Operating Segments [Abstract]
Operating segments

2 Operating segments

Rio Tinto’s management structure is based on the principal product groups in the tables below together with the global functions that support the business, which include Growth & Innovation. The chief executive of each product group reports to the chief executive of Rio Tinto. The chief executive of Rio Tinto monitors the performance of each product group based on a number of measures, including underlying earnings, underlying EBITDA, capital expenditure, operating cash flow and free cash flow. Finance costs and net debt are managed on a Group basis.

Generally, business units are allocated to product groups based on their primary product. The Energy & Minerals product group includes businesses with products such as uranium, borates, salt and titanium dioxide feedstock together with coal operations (prior to the divestment of these assets), Iron Ore Company of Canada and the Simandou iron ore project, which is the responsibility of the Energy & Minerals product group chief executive. The Copper & Diamonds product group also produces gold, silver, molybdenum and other by-products.

The financial information by business unit provided on pages 249 to 251 of these financial statements provides additional voluntary disclosure which the Group considers useful to the users of the financial statements.

	2018	2017	2016
Gross sales revenue	US$m	US$m	US$m
Iron Ore	18,485	18,251	14,605
Aluminium	12,191	11,005	9,458
Copper & Diamonds	6,468	4,842	4,524
Energy & Minerals	5,697	7,764	6,734
Other Operations	9	10	8
Reportable segments total	42,850	41,872	35,329
Inter-segment transactions	(15)	(15)	(11)
Product group total	42,835	41,857	35,318
Items excluded from underlying earnings	-	10	18
Gross sales revenue	42,835	41,867	35,336
Share of equity accounted unit sales and adjustments for intra-subsidiary/equity accounted units sales	(2,313)	(1,837)	(1,555)
Consolidated sales revenue per income statement	40,522	40,030	33,781

Gross sales revenue includes the Group’s proportionate share of sales revenue of equity accounted units (after adjusting for sales to subsidiaries) of US$2,354 million (2017: US$1,859 million; 2016: US$1,585 million) which are not included in consolidated sales revenue. Consolidated sales revenue includes subsidiary sales of US$41 million (2017: US$22 million; 2016: US$30 million) to equity accounted units which are not included in gross sales revenue.

	2018	2017	2016
Capital expenditure	US$m	US$m	US$m
Iron Ore	1,288	1,201	868
Aluminium	1,373	1,436	916
Copper & Diamonds	2,150	1,622	1,441
Energy & Minerals	456	467	141
Other Operations	12	(35)	(11)
Reportable segments total	5,279	4,691	3,355
Other items	65	70	(46)
Less: capital expenditure of equity accounted units	(500)	(417)	(651)
Capital expenditure per financial information by business unit	4,844	4,344	2,658
Add back: proceeds from disposal of property, plant and equipment	586	138	354
Capital expenditure per cash flow statement	5,430	4,482	3,012

Capital expenditure for reportable segments comprises the net cash outflow on purchases less disposals of property, plant and equipment, capitalised evaluation costs and purchases less disposals of other intangible assets. The details provided include 100% of subsidiaries’ capital expenditure and Rio Tinto’s share of the capital expenditure of joint operations and equity accounted units.

	2018	2017	2016
Depreciation and amortisation	US$m	US$m	US$m
Iron Ore	1,682	1,645	1,645
Aluminium	1,122	1,199	1,250
Copper & Diamonds	1,317	1,452	1,601
Energy & Minerals	475	652	739
Other Operations	26	32	34
Reportable segments total	4,622	4,980	5,269
Other items	43	42	51
Less: depreciation and amortisation of equity accounted units	(650)	(647)	(526)
Depreciation and amortisation per note 4	4,015	4,375	4,794

Product group depreciation and amortisation for reportable segments totals include 100% of subsidiaries’ depreciation and amortisation and Rio Tinto’s share of the depreciation and amortisation of equity accounted units. Rio Tinto’s share of the depreciation and amortisation charge of equity accounted units is deducted to arrive at depreciation and amortisation, excluding equity accounted units, as shown in note 4. These figures exclude impairment charges and reversals, which are excluded from underlying earnings.

	2018	2017	2016
Tax charge/(credit)	US$m	US$m	US$m
Iron Ore	2,819	2,871	2,005
Aluminium	532	543	171
Copper & Diamonds	118	48	(320)
Energy & Minerals	511	652	331
Other Operations	(51)	(84)	(73)
Reportable segments total	3,929	4,030	2,114
Other items	(276)	(261)	(191)
Exploration and evaluation not attributed to product groups	(38)	(36)	(27)
Net finance costs	(174)	(364)	(484)
	3,441	3,369	1,412
Tax charge excluded from underlying earnings	801	596	155
Tax charge per income statement	4,242	3,965	1,567

Tax charge/(credit) excludes amounts relating to equity accounted units. Further information on the tax charge/(credit) excluded from underlying earnings is provided in the section “Underlying earnings”, below.

	2018	2017	2016
Underlying EBITDA	US$m	US$m	US$m
Iron Ore	11,325	11,520	8,526
Aluminium	3,095	3,423	2,472
Copper & Diamonds	2,776	1,904	1,387
Energy & Minerals	2,193	2,803	1,806
Other Operations	(70)	(116)	(95)
Reportable segments total	19,319	19,534	14,096
Central pension costs, share-based payments and insurance	(128)	(68)	(34)
Restructuring, project and one-off costs	(272)	(177)	(13)
Central costs	(552)	(491)	(364)
Exploration and evaluation not attributed to product groups	(231)	(218)	(175)
Underlying EBITDA	18,136	18,580	13,510
Items excluded from underlying EBITDA	5,127	1,912	(687)
EBITDA	23,263	20,492	12,823
Depreciation, amortisation and impairment charges in subsidiaries and equity accounted units	(4,691)	(5,746)	(5,466)
Taxation and finance items in equity accounted units	(372)	(272)	(241)
Profit on ordinary activities before finance items and tax	18,200	14,474	7,116

Notes to the 2018 financial statements
continued

2 Operating segments continued

	2018	2017	2016
Underlying earnings	US$m	US$m	US$m
Iron Ore	6,514	6,692	4,611
Aluminium	1,347	1,583	947
Copper & Diamonds	1,054	263	(18)
Energy & Minerals	1,012	1,242	612
Other Operations	(102)	(138)	(88)
Reportable segments total	9,825	9,642	6,064
Central pension costs, share-based payments and insurance	(90)	(48)	(24)
Restructuring, project and one-off costs	(190)	(124)	(9)
Central costs	(410)	(311)	(208)
Exploration and evaluation not attributed to product groups	(193)	(178)	(147)
Net finance costs	(134)	(354)	(576)
Underlying earnings	8,808	8,627	5,100
Items excluded from underlying earnings	4,830	135	(483)
Net earnings attributable to owners of Rio Tinto per income statement	13,638	8,762	4,617

Underlying EBITDA and underlying earnings are reported by Rio Tinto to provide greater understanding of the underlying business performance of its operations and to enhance comparability of reporting periods.

The measures of underlying EBITDA and underlying earnings, in conjunction with net cash generated from operating activities and capital expenditure (net of proceeds on disposals), are used by the chief executive of Rio Tinto to assess the performance of the product groups. Underlying earnings and net earnings both represent amounts net of tax attributable to owners of Rio Tinto.

The following items are excluded from net earnings in arriving at underlying earnings in each period irrespective of materiality:

–	Net gains/(losses) on disposal of interests in businesses.
–	Impairment charges and reversals.
–	Profit/(loss) after tax from discontinued operations.
–

Exchange and derivative gains and losses. This exclusion includes exchange gains/(losses) on US dollar net debt and intragroup balances, unrealised gains/(losses) on currency and interest rate derivatives not qualifying for hedge accounting, unrealised gains/(losses) on certain commodity derivatives not qualifying for hedge accounting, and unrealised gains/(losses) on embedded derivatives not qualifying for hedge accounting.

In addition, there is a final judgmental category which includes, where applicable, other credits and charges that, individually or in aggregate if of a similar type, are of a nature or size to require exclusion in order to provide additional insight into underlying business performance.

Underlying EBITDA excludes the EBITDA impact of the same items that are excluded from underlying earnings.

Product group earnings include earnings of subsidiaries and the Group’s share of the underlying earnings of equity accounted units stated before finance items but after the amortisation of discount on provisions.

Rio Tinto’s share of the underlying earnings of equity accounted units amounted to US$513 million in 2018 (2017: US$332 million; 2016: US$309 million). This amount is attributable as follows: US$476 million profit to the Copper & Diamonds product group and US$38 million profit to other product groups (2017: US$295 million profit to the Copper & Diamonds product group and US$37 million profit to other product groups; 2016: US$272 million profit to the Copper & Diamonds product group and US$37 million profit to other product groups). These amounts are included in underlying earnings and include the underlying earnings of the Group’s tolling entities which process alumina. Tolling entities recharge the majority of their costs and generally have minimal earnings.

Reconciliation of net earnings/(losses) to underlying earnings

			Non- controlling	Net	Net	Net
	Pre-tax (m)	Taxation	interests	amount	amount	amount
	2018	2018	2018	2018	2017	2016
Exclusions from underlying earnings	US$m	US$m	US$m	US$m	US$m	US$m
Impairment charges (note 6)	(132)	25	3	(104)	(481)	(183)
Net gains on consolidation and disposal of interests in businesses (a)	4,622	(626)	-	3,996	2,022	382
Exchange and derivative gains/(losses):
– Exchange gains/(losses) on US dollar net debt,
intragroup balances and derivatives (b)	694	(136)	(8)	550	(488)	516
– (Losses)/gains on currency and interest rate
derivatives not qualifying for hedge accounting (c)	(59)	11	-	(48)	30	(12)
– Gains/(losses) on embedded commodity derivatives not
qualifying for hedge accounting (d)	288	(83)	(3)	202	(352)	32
Losses from increases to closure estimates (non-operating and fully impaired sites) (e)	(376)	41	-	(335)	-	(282)
Gain relating to surplus land at Kitimat (f)	602	(33)	-	569	-	-
Changes in corporate tax rates in the US and France (g)	-	-	-	-	(439)	-
Onerous port and rail contracts (h)	-	-	-	-	-	(329)
Restructuring costs and global headcount reductions	-	-	-	-	-	(177)
Rio Tinto Kennecott insurance settlement (i)	-	-	-	-	45	-
Tax provision (j)	-	-	-	-	-	(380)
Tax charge relating to expected divestments (k)	-	-	-	-	(202)	-
Other exclusions (l)	-	-	-	-	-	(50)
Total excluded from underlying earnings	5,639	(801)	(8)	4,830	135	(483)
Net earnings	18,167	(4,242)	(287)	13,638	8,762	4,617
Underlying earnings	12,528	(3,441)	(279)	8,808	8,627	5,100

(a)

On 10 May 2018, Rio Tinto and Alcoa announced they had launched a new joint venture, Elysis, to develop and commercialise a carbon-free aluminium smelting process. Rio Tinto’s interest in the joint venture has been accounted for using the equity method. The patents contributed and intellectual property licensed to the arrangement by Rio Tinto had no carrying value, and therefore a gain has been recognised for the fair value uplift on formation of the arrangement. This gain has been reduced so that it only represents the proportion contributed by outside shareholders, resulting in a pre-tax gain of US$171 million (US$141 million after tax). On 1 August 2018, a pre-tax gain of US$1,141 million (US$836 million after tax) was recognised on the sale of the Hail Creek coal mine and a pre-tax gain of US$1,010 million (US$724 million after tax) was recognised on the sale of the Kestrel underground coal mine. On 14 December 2018, a pre-tax gain of US$128 million (US$122 million after tax) was recognised on the sale of the Dunkerque aluminium smelter. On 21 December 2018, a pre-tax gain of US$2,146 million was recognised on the sale of Grasberg. No tax is payable on this gain. Amounts relating to the sale of undeveloped properties, Winchester South and Valeria, are included within underlying earnings.

In 2017, the net gain related mainly to the sale of Coal & Allied Industries Limited, which completed on 1 September 2017.

In 2016, the net gain related mainly to the sale of Rio Tinto’s 40% interest in the Bengalla Joint Venture on 1 March 2016 and the sale of the Lochaber assets in Scotland on 23 November 2016. This was partially offset by a loss on disposal of the 100% interest in Carbone Savoie on 31 March 2016.

(b)

Exchange gains/(losses) on external US dollar net debt and intragroup balances comprise of post-tax foreign exchange losses on US dollar denominated net debt in non-US dollar functional currency companies of US$386 million loss and post-tax gains of US$936 million on intragroup balances, primarily as a result of the Australian and Canadian dollars both weakening against the US dollar.

Net exchange gains in 2017 comprise post-tax foreign exchange gains of US$420 million on US dollar denominated net debt, and US$908 million losses on intragroup balances.

Net exchange gains in 2016 comprise post-tax foreign exchange gains of US$123 million on external US dollar denominated net debt, and US$393 million gains on intragroup balances, mainly as the Canadian dollar strengthened against the US dollar.

(c)

Valuation changes on currency and interest rate derivatives, which are ineligible for hedge accounting, other than those embedded in commercial contracts, and the currency revaluation of embedded US dollar derivatives contained in contracts held by entities whose functional currency is not the US dollar.

(d)

Valuation changes on derivatives, embedded in commercial contracts, that are ineligible for hedge accounting, but for which there will be an offsetting change in future Group earnings. From 1 January 2018, all mark-to-market movements on commodity derivatives entered into with the commercial objective of achieving spot pricing for the underlying transaction at the date of settlement are now included within underlying earnings. In 2017 and previous years, valuation changes on this type of commodity derivative were excluded from underlying earnings. The impact of this change on the reported comparatives is insignificant, and therefore the comparatives have not been restated.

(e)

The prefeasibility study for the Argyle mine closure was completed in late 2018, resulting in an increase to the closure provision. As the assets at Argyle have been fully impaired, this increase has not been capitalised and has instead been recognised in the income statement. The impairment charge in respect of Argyle recognised in 2017 (see note 6) was based on preliminary findings from the prefeasibility study. On this basis, the charge arising from the finalisation of this study in 2018 of US$134 million (US$93 million after tax) has been excluded from underlying earnings.

On 6 December 2018, Energy Resources of Australia (ERA) (68% owned by Rio Tinto and listed on the Australian Stock Exchange) announced a likely increase to its closure provision of A$296 million pending finalisation of the Ranger Project Area closure feasibility study. The final assessment has indicated an increase equivalent to US$242 million. As the assets of ERA have been fully impaired, this increase has not been capitalised and has instead been recognised in the income statement. There is no tax impact in respect of this item.

In 2016, the closure provision for non-operating and legacy operations increased mainly due to the Gove alumina refinery in Northern Territory, Australia where operations have been curtailed since May 2014. The provision was updated based on the cost estimates from the studies. Future revisions to the closure cost estimate during the study periods (including the next stage of feasibility study) will continue to be excluded from underlying earnings as the site operating assets have been fully impaired.

(f)

In November 2018, Rio Tinto completed the lease and sale of a wharf and land in Kitimat. This resulted in a pre-tax gain of US$549 million on disposal of Property, plant and equipment and Other income of US$53 million (total impact of US$569 million after tax). This has been excluded from underlying earnings on the grounds of materiality.

(g)	In 2017, deferred tax assets were remeasured to reflect lower corporate income tax rates in the US and France as a result of tax legislation changes substantively enacted in December 2017.
(h)

In 2016, a review of the infrastructure capacity requirements in Queensland, Australia, confirmed that it was no longer likely that Rio Tinto would utilise the Abbot Point Coal Terminal and associated rail infrastructure capacity contracted under take or pay arrangements, and agreement was reached with Adani, the owner of the port, to relinquish that capacity. Accordingly, an onerous contract provision was recognised based on the net present value of expected future cash flows for the port and rail capacity discounted at a post-tax real rate of 2%, resulting in a post-tax onerous contract charge of US$329 million.

(i)

In 2017, Rio Tinto received the final settlement on the insurance claims related to the 2013 slide at Rio Tinto Kennecott’s Bingham Canyon mine. The amounts excluded from underlying earnings were consistent with the previous excluded losses to which they related, in line with the treatment of the 2013 and 2015 settlement payments.

(j)

Tax provision includes amounts provided for specific tax matters for which the timing of resolution and potential economic outflow are uncertain. During 2016, provision was made in relation to matters under discussion with the Australian Taxation Office (ATO) in relation to the transfer pricing of certain transactions between Rio Tinto entities based in Australia and the Group’s commercial centre in Singapore for the period since 2009.

(k)	In 2017, deferred tax assets were derecognised as a result of revised profit forecasts in France due to the expected divestments of Dunkerque and ISAL. The Dunkerque divestment completed in 2018.
(l)

Other credits and charges that, individually, or in aggregate if of similar type, are of a nature or size to require exclusion in order to provide additional insight into underlying business performance. In 2016, other exclusions included costs related to multiple transformation projects and the recuperation of capital losses against capital gains on divestment.

(m)	Exclusions from underlying earnings relating to equity accounted units are stated after tax and are included in the column “Pre-tax”.